UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 17, 2018

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01.  Other Events.

On January 17, 2018, Avinger, Inc. (the “Company”) received formal notification from The NASDAQ Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) had determined to grant the Company’s request for the transfer of its listing from The Nasdaq Global Market to The Nasdaq Capital Market, pursuant to an extension through March 31, 2018 to evidence compliance with all applicable requirements for continued listing on Nasdaq. The Company is taking definitive steps to timely evidence compliance with the terms of the Panel’s decision; however, there can be no assurance that it will be able to do so.

As previously disclosed, on October 24, 2017 and November 21, 2017, the Company received written notice from the Nasdaq Listing Qualifications Staff (the “Staff”) indicating that, due to the Company’s continued non-compliance with the $50 million market value of listed securities, $1.00 bid price and $15 million market value of publicly held shares requirements for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450, the Staff had determined to delist the Company’s securities from The Nasdaq Global Market unless the Company timely requested a hearing before the Panel. The Panel’s decision, dated January 17, 2018, follows the Company’s hearing before the Panel, at which it requested the transfer of its listing to The Nasdaq Capital Market pursuant to an extension through March 31, 2018 to evidence full compliance with all applicable requirements for the continued listing on Nasdaq, including the applicable $1.00 bid price and $2.5 million stockholders’ equity requirements.

On January 19, 2018, Avinger, Inc. issued a press release regarding the Nasdaq Listing Determination. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                             Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release of Avinger, Inc. dated January 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: January 19, 2018	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
President and CEO